UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2024

AIB Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41230	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Third Avenue, Suite M204A

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 380-8128

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one Right to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of an initial business combination	ACCUF	OTC

Class A Ordinary Shares, par value $0.0001 per share	AIBAF	OTC

Rights, every ten (10) rights entitle the holder to receive one Class A Ordinary Share upon the consummation of an initial business combination	AACRF	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 18, 2024, AIB Acquisition Corporation, a Cayman Islands exempted company (“AIB”) and PSI Group Holdings Ltd 利航國際控股有限公司, a Cayman Islands exempted company (“PSI”) consummated (the “Closing”) their previously announced business combination (the “Business Combination”), pursuant to that certain Business Combination Agreement, dated as of December 27, 2023 (the “Business Combination Agreement”), by and among AIB, PSI, PS International Group Ltd., an exempted company incorporated with limited liability in the Cayman Islands (“Pubco”), PSI Merger Sub I Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (“First Merger Sub”), PSI Merger Sub II Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (“Second Merger Sub”), and AIB LLC, a Delaware limited liability company (“AIB LLC”).

Pursuant to the Business Combination Agreement, (a) First Merger Sub merged with and into PSI (the “First Merger”) on July 16, 2024, with PSI surviving the First Merger as a wholly-owned subsidiary of Pubco, and (b) Second Merger Sub merged with and into AIB (the “Second Merger”, and together with the First Merger, the “Mergers”) on July 18, 2024, with AIB surviving the Second Merger as a wholly-owned subsidiary of Pubco.

In connection with the Closing, Pubco’s ordinary shares (“Pubco Ordinary Shares”) began trading on The Nasdaq Stock Market (“Nasdaq Capital Market”) under the ticker symbol “PSIG” on July 19, 2024.

Item 1.01. Entry into a Material Definitive Agreement

The information set forth in the Introductory Note of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference in its entirety. In connection with the Closing, the parties to the Business Combination entered into the following agreements. Unless otherwise defined herein, the capitalized terms used below are defined in the Business Combination Agreement.

Escrow Agreement

Simultaneously with the consummation of the First Merger, Pubco, AIB LLC (the “SPAC Representative”), and Continental Stock Transfer & Trust Company, as escrow agent (the “Escrow Agent”) entered into a Share Escrow Agreement dated July 16, 2024 (the “Escrow Agreement”), pursuant to which Pubco agreed to deposit with the Escrow Agent 2,000,000 Pubco Ordinary Shares (the “Escrow Shares”). The Escrow Agent shall hold, for the benefit of certain shareholders of Pubco, such number of Escrow Shares as set forth opposite the applicable shareholders’ names in the Escrow Agreement. The Escrow Agent shall administer the Escrow Shares in accordance with written instructions jointly provided by the Pubco and the SPAC Representative to the Escrow Agent to release Escrow Shares, or any portion thereof, as set forth in such instruction.

The foregoing description of the Escrow Agreement is qualified in its entirety by reference to the full text of the Escrow Agreement which is included as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Non-Competition Agreement

At the Closing, PSI, AIB, and Pubco entered a Non-Competition and Non-Solicitation Agreement (each a “Non-Competition Agreement”), with certain present and future shareholders of PSI (each a “Subject Party”) in favor of and for the benefit of PSI, AIB, and Pubco and each of their respective affiliates, successors and direct and indirect subsidiaries, pursuant to which each Subject Party agreed that they would not directly or indirectly engage in a competitive business in the Territory (as defined in the Non-Competition Agreement) for a period of two (2) years after the Closing. Each Non-Competition Agreement also contains customary non-solicitation, non-disparagement and confidentiality provisions.

The foregoing description of the form of Non-Competition Agreement is qualified in its entirety by reference to the full text of the Non-Competition Agreement which is included as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Termination of Letter Agreement

At the Closing, AIB, AIB LLC, and AIB’s initial shareholders, directors, and officers entered into a Termination of Letter Agreement, dated July 18, 2024 (the “Termination Agreement”), pursuant to which the parties agreed to terminate the letter agreement dated as of January 18, 2022 (the “Letter Agreement”). Pursuant to the Letter Agreement, AIB’s initial shareholders, directors and officers had agreed, among other things, to not transfer founder shares until the earlier of (i) six months after the completion of AIB’s initial business combination, or (ii) the date AIB completes a liquidation, merger, share exchange, or similar transaction. The parties to the Letter Agreement entered into a Lock-Up Agreement.

The foregoing description of the form of Termination Agreement is qualified in its entirety by reference to the full text of the Termination Agreement which is included as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report is incorporated herein by reference in its entirety. On July 16, 2024, pursuant to the Business Combination Agreement, at the effective time of the Business Combination (the “Effective Time”), First Merger Sub merged with and into PSI (the “First Merger”), with PSI surviving the First Merger as a wholly-owned subsidiary of Pubco and the outstanding ordinary shares of PSI were converted into the right to receive Pubco Ordinary Shares. On July 18, 2024, pursuant to the Business Combination Agreement, Second Merger Sub merged with and into AIB (the “Second Merger”) with AIB surviving the Second Merger as a wholly-owned subsidiary of Pubco and the outstanding securities of AIB being converted into the right to receive substantially equivalent securities of Pubco.

As previously disclosed, in connection with the extraordinary general meeting of shareholders of AIB, which extraordinary general meeting was held on July 15, 2024 (the “EGM”), the public stockholders of AIB had the right to elect to redeem all or a portion of their ordinary shares of AIB (“Public Shares”) for a per share price calculated in accordance with the memorandum of association of AIB as of the Closing. 954,338 Public Shares were redeemed in connection with the EGM for the Business Combination.

Immediately following the consummation of the Business Combination, on July 18, 2024, there were 24,282,937 issued and outstanding PubCo Ordinary Shares.

The Pubco Ordinary Shares commenced trading on Nasdaq Capital Market under the ticker symbol “PSIG” on July 19, 2024.

Item 3.03. Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Items 1.01 and 2.01 of this Current Report is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report is incorporated herein by reference in its entirety. To the extent required by Item 5.01 of Form 8-K, the disclosure set forth in Item 2.01 of this Current Report is incorporated by reference in this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report is incorporated herein by reference in its entirety. To the extent required by Item 5.02 of Form 8-K, the disclosure set forth in Item 5.01 of this Current Report is incorporated by reference in this Item 5.02.

In connection with the Closing, each of Axel Hoerger, Eric Chen, Jie Gao, David Adelman, Merry Tang, and David Knower resigned and ceased to be directors and/or officers of AIB.

Each of Hok Wai Alex Ko, Yong Yao, Lai Ping Chan, Zijian Tong, Axel Hoerger and Eric Chen was appointed to serve as the director of Pubco following the consummation of the Business Combination, and the board of directors of Pubco appointed the following officers: Hok Wai Alex Ko as Chief Executive Officer and Chun Kit Tsui as Chief Financial Officer.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note of this Current Report is incorporated herein by reference in its entirety.

In connection with the consummation of the Business Combination, at the Effective Time of the Business Combination, AIB adopted an amended and restated memorandum of association which is substantially in the form as described in the definitive proxy statement/prospectus filed by AIB with the SEC on June 24, 2024, in accordance with AIB becoming a wholly-owned subsidiary of Pubco in connection with the Merger.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1*†	Share Escrow Agreement, dated July 16, 2024, by and among Pubco, the SPAC Representative, and Continental Stock Transfer & Trust Company.
10.2*†	Non-Competition and Non-Solicitation Agreement, dated July 18, 2024, by and among certain parties, PSI, AIB, and Pubco.
10.3*†	Termination of Letter Agreement, dated July 18, 2024, by and among AIB, AIB LLC, and certain shareholders of AIB, directors, and officers.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith

†	Schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Registration S-K. The Registrant hereby agrees to furnish a copy of any omitted schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2024	AIB ACQUISITION CORPORATION

	By:	/s/ Yee Kit Chan
		Name:	Yee Kit Chan
		Title:	Director

4